                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Marilyn K. Cranney and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   APRIL 26, 2001





                                                      /S/ CHARLES A. FIUMEFREDDO
                                                          Charles A. Fiumefreddo

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   APRIL 26, 2001





                                                           /S/ MANUEL H. JOHNSON
                                                               Manuel H. Johnson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   APRIL 26, 2001



                                                           /S/ MICHAEL E. NUGENT
                                                               Michael E. Nugent

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart
M. Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   APRIL 26, 2001




                                                               /S/ EDWIN J. GARN
                                                                   Edwin J. Garn

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart
M. Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: APRIL 26, 2001




                                                               /S/ MICHAEL BOZIC
                                                                   Michael Bozic

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that John L. Schroeder, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: APRIL 26, 2001



                                                            /S/ JOHN L SCHROEDER
                                                               John L. Schroeder

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Philip J. Purcell, whose signature appears below, constitutes and appoints Marilyn K. Cranney and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   APRIL 26, 2001



                                                           /S/ PHILIP J. PURCELL
                                                               Philip J. Purcell

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: APRIL 26, 2001



                                                             /S/ WAYNE E. HEDIEN
                                                                 Wayne E. Hedien

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Marilyn K. Cranney and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY KLD SOCIAL INDEX FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   APRIL 26, 2001





                                                            /S/ JAMES F. HIGGINS
                                                                James F. Higgins